UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2014

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The annual shareholders meeting of the Company was held on April 15, 2014. The matters submitted to the security holders for approval included (1) fixing the number of directors at nine (9), (2) the election of nine (9) directors, (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Company, (4) adoption of the Outside Director Stock Incentive Plan - 2014 and (4) ratification of the Audit and Security Committee’s selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2014.

(b) At the annual meeting, all nine (9) directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto.

The following table summarizes the required analysis of the voting by security holders at the annual meeting of shareholders held on April 15, 2014:

Voting of Shares
Action	For	%	Against	%	Abstain	Broker Non-Votes
Fix the number of directors at nine (9)	12,674,169	99.9%	11,373	0.1%	20,513	34,875

Election of Directors:	For	%	Withhold Authority	%	Broker Non-Votes
David L. Bartlett	10,718,051	99.7%	27,155	0.3%	1,995,725
William E. Clark, II	10,672,810	99.3%	72,396	0.7%	1,995,725
Steven A. Cossé	10,672,810	99.3%	72,396	0.7%	1,995,725
Edward Drilling	10,672,810	99.3%	72,396	0.7%	1,995,725
Sharon Gaber	10,537,433	98.1%	207,773	1.9%	1,995,725
Eugene Hunt	10,537,251	98.1%	207,954	1.9%	1,995,725
George A. Makris, Jr.	10,654,975	99.2%	90,231	0.8%	1,995,725
Harry L. Ryburn	10,626,336	98.9%	118,869	1.1%	1,995,725
Robert L. Shoptaw	10,672,388	99.3%	72,817	0.7%	1,995,725

Action	For	%	Against	%	Abstain	Broker Non-Votes
Consider adoption of a non-binding resolution approving the compensation of the named executive officers	9,482,998	88.8%	1,196,849	11.2%	65,607	1,995,476

Action	For	%	Against	%	Abstain	Broker Non-Votes
Consider adoption of the Simmons First National Corporation Outside Director Stock Incentive Plan - 2014	10,313,725	97.5%	264,841	2.5%	166,888	1,995,476

Action	For	%	Against	%	Abstain	Broker Non-Votes
Ratify the Audit & Security Committee’s selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2014	12,619,894	99.2%	106,335	0.8%	14,701	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: April 21, 2014	Robert A. Fehlman
Senior Executive Vice President,
Chief Financial Officer & Treasurer